UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting material Pursuant to §240.14a-12

Automatic Data Processing, Inc.

(Name of Registrant as Specified In Its Charter)

William A. Ackman

Veronica M. Hagen

V. Paul Unruh

Pershing Square Capital Management, L.P.

PS Management GP, LLC

Pershing Square, L.P.

Pershing Square II, L.P.

Pershing Square International, Ltd.

Pershing Square Holdings, Ltd.

Pershing Square VI Master, L.P.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On September 15, 2017, Pershing Square Capital Management, L.P. and certain affiliates posted the following material to www.ADPascending.com:

Howdy, Jaime ADP Ascending Customize 6 0 + New Edit Page HOME HOW TO VOTE THE NOMINEES INVESTOR RELATIONS CONTACT September 5, 2017 The Nominees For ADP’s Transformation Meet Pershing Square’s nominees for election to the Board of ADP Bill Ackman and independent directors Veronica M. Hagen and V. Paul Unruh September 15,2017 Pershing Square Sends Letter to ADP Pershing Square sends a letter to ADP’t Board requesting the use of a universal proxy card. September 13,2017 Pershiug Square Responds to ADP Presentation Pershing Square responds to ADP’s September 12, 2017, presentation noting that ADP’s “Focused Transformation Strategy” demonstrates a lack of recognition for the enormous value-creation opportunity that exists at ADP MEDIA CENTER September 12,2017 ADP Files Investor Presentation ADP Files Investor Presentation © 2017 Pershing Square Capital Management, L.P. | Disclaimer | SEC Filings PROXY STATEMENT IS ADP ACHIEVING ITS FULL POTENTIAL? ADP: The Time is Now Executive Summary Sign Up For Email Updates EMAIL * ADP: The Time is Now Executive Summary September 5, 2017 DOWNLOAD EXECUTIVE SUMMARY SUBMIT DOWNLOAD EXECUTIVE SUMMARY DOWNLOAD FULL PRESENTATION TIMELINE

ADPASCENDING    HOME HOW TO VOTE THE NOMINEES INVESTOR RELATIONS CONTACT INVESTOR RELATIONS TIMELINE    PRESS RELEASES PRESENTATIONS REACTIONS SHAREHOLDER MATERIALS Pershing Square Sends Letter to ADP Pershing Square Sends a Letter to ADP’s Board requesting the use of a universal proxy card. VIEW FILING September 13, 2017 ADP Files Investor Presentation VIEW PRESENTATION September 15, 2017 Pershing Square Responds to ADP Presentation Pershing Square responds to ADP’s September 12, 2017, presentation noting that ADP’s “Focused Transformation Strategy” demonstrates a lack of recognition for the enormous value-creation opportunity that exists at ADP. VIEW PRESS RELEASE September 12, 2017 Sign up for email updates: EMAIL * SUBMIT Contacts Pershing Square Fran McGill 212 909 2455 McGill@persq.com Rubenstein Steve Murray 212 843 8293 Smurray@rubenstein.com Eric Kuo 212 843 8494 ekuo@rubenstein.com September 7, 2017 Pershing Square Sends Letter to ADP Pershing Square thanks ADP’s Board for meeting on September 5th and notes that a substantial number of shareholders have told Pershing Square that they strongly prefer that the company embrace its significant potential for improvement and that it work together with Pershing Square in the best interest of the company and all of its stakeholders. VIEW FILING September 7, 2017 Pershing Square Reminds Investors of the ADP Record Date for Voting at the 2017 Annual Meeting Pershing Square Reminds investors that the record date for voting at ADP’s 2017 annual meeting is September 8, 2017 VIEW PRESS RELEASE September 7, 2017 Pershing Square Comments on September 5th Meeting with ADP Board Pershing Square Comments September 5th on Meeting with ADP Board and Reminds Investors of the ADP Record Date for Voting at the 2017 Annual Meeting. VIEW PRESS RELEASE DOWNLOAD EXECUTIVE SUMMARY September 6, 2017 Pershing Square Files Definitive Proxy Materials for ADP 2017 Annual Meeting Pershing Square files a definitive proxy statement with the SEC for the election of William A. Ackman, Veronica M. Hagen and V. Paul Unruh to the ADP Board. VIEW PROXY STATEMENT September 5, 2017 August 31, 2017 Pershing Square Files an Amended 13 D Pershing Square files an amended 13 D showing that as of August 31, 2017, Veronica M. Hagen and V. Paul Unrch each beneficially own 3,000 shares of Common Stock of ADP. VIEW AMENDED 13 D August 24, 2017 Pershing Square Sends Letter to ADP Pershing Square asks ADP to identify any specific areas of interest for discussion at the upcoming September 5th meeting. VIEW LETTER August 21, 2017 Pershing Square Issues Statement Regarding ADP Pershing Square responds to ADP’s decision not to nominate Pershing Square’s candidates for election to the Board and notes that ADP has failed to respond to any of the issues raised in Pershing Square’s August 17, 2017 presentation. VIEW PRESS RELEASE August 21, 2017 ADP Board Rejects Pershing Square Nominees ADP’s board of directors votes against the nomination of Pershing Square’s three candidates for election. VIEW PRESS RELEASE    August 17, 2017 ADP Comments on Pershing Square Investor Presentation ADP comments on Pershing Square’s presentation without responding to any of the issues raised by Pershing Square. VIEW PRESS RELEASE Pershing Square Presents “ADP: The Time is Now” Pershing Square details its investment thesis on ADP in a webcast for investors and analysts. VIEW WEBCAST DOWNLOAD PRESENTATION August 17, 2017 August 16, 2017 Pershing Square Announces Details for Webcast Pershing Square provides access details for its webcast on Thursday, August 17, 2017, at 9:00 AM EDT. VIEW PRESS RELEASE Pershing Square files its Preliminary Proxy Statement Pershing Square files its Preliminary Proxy Statement with the SEC which provides a detailed background of communications between Pershing Square and ADP. VIEW PROXY STATEMENT August 14, 2017    August 7, 2017 ADP Comments on Pershing Square Capital Management’s Nomination of Directors ADP issues a statement in response to Pershing Square’s nomination of three directors. VIEW PRESS RELEASE August 7, 2017 Pershing Square Announces Nominees for Election to the Board of Directors of ADP Pershing Square proposes Bill Ackman and independent nominees Veronica M. Hagen and V. Paul Unruh for election to the Board of ADP. It also announces it will hold a webcast on August 17, 2017. VIEW PRESS RELEASE August 4, 2017 Pershing Square Announces Investment in ADP Pershing Square confirms it has acquired an 8% stake in ADP and expresses disappointment regarding ADP’s decision not to extend the nominating deadline, which could have facilitated constructive discussions. VIEW PRESS RELEASE August 4, 2017 ADP Says Pershing Square Capital Management Seeking Control of ADP ADP incorrectly claims that Pershing Square is seeking five seats and effective control of its Board and denies Pershing Square’s request for an extension to ADP’s nominating deadline. VIEW PRESS RELEASE    © 2017 Pershing Square Capital Management, L.P. | Disclaimer | SEC Filings PROXY STATEMENT

Howdy, Jaime ADP Ascending Customize 6 0 + New Edit Page HOME HOW TO VOTE THE NOMINEES INVESTOR RELATIONS Perishing Square Amended 13D Pershing Square sends a letter to ADP’s Board requesting the use of a universal proxy card. Sign up for email updates: EMAIL * SUBMIT September 14, 2017 Proxy Supplement September 7, 2017 Pershing Square Amended 1 3D Pershing Square thanks ADP’s Board for meeting on September 5th and notes that a substantial number of shareholders have told Pershing Square that they strongly prefer that the company embrace its significant potential for improvement and that it work together with Pershing Square in the best interest of the company and all of its stakeholders. September 5, 2017 Contacts Pershing Square Fran McGill 212 909 2455 McGill@persq.com Rubenstein Steve Murray 212 843 8293 smurray@rubenstein.com Eric Kuo 212 843 8494 ekuo@rubenstein.com Proxy Statement August 31, 2017 Pershing Square Files an Amended 13 D Pershing Square files an amended 13 D showing that as of August 31,2017, Veronica M. Hagen and V. Paul Unruh each beneficially own 3,000 shares of Common Stock of ADP August 14, 2017 Preliminary Proxy Statement In CONTACT September 15, 2017 August 7,2017 13 D HOW TO VOTE @2017 Perishing Square Capital Management, L.P. | Disclaimer | SEC Filings PROXY STATEMENT

On September 15, 2017, Pershing Square Capital Management, L.P. and certain affiliates sent the following e-mail to certain subscribers of www.ADPascending.com:

Pershing square amended 13d Subscribe Past Issues Translate RSS View this email in your browser September 15, 2017 Thank you for your interest in ADP Ascending. Below find a list of pages that have been updated with new or changed content. Shareholder Materials: Pershing Square sends a letter to ADP’s Board requesting the use of a universal proxy card. LEGAL NOTICE, DISCLAIMER AND FORWARD-LOOKING INFORMATION Pershing Square Capital Management, L.P. (“Pershing Square”) and certain of its affiliated funds have filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement and accompanying GOLD proxy card to be used to solicit proxies in connection with the upcoming annual meeting of stockholders (the “Annual Meeting”) of Automatic Data Processing, Inc. (the “Company”) and the election of a slate of director nominees at the Annual Meeting (the “Solicitation”). Stockholders are advised to read the proxy statement and any other documents related to the Solicitation because they contain important information, including information relating to the participants in the Solicitation. These materials and other materials filed by Pershing Square with the SEC in connection with the Solicitation are available at no charge on the SEC’s website at http://www.sec.gov. The definitive proxy statement and other relevant documents filed by Pershing Square with the SEC are also available, without charge, by directing a request to Pershing Square’s proxy solicitor, D.F. King & Co., Inc., 48 Wall Street, 22nd Floor, New York, New York 10005 (Call Collect: (212) 269-5550 Call Toll Free: (866) 342-1635) or email:ADP@dfking.com. William A. Ackman, Veronica M. Hagen, V. Paul Unruh, Pershing Square, PS Management GP, LLC (“PS Management”), Pershing Square, L.P., Pershing Square II, L.P., Pershing Square International, Ltd., Pershing Square Holdings, Ltd. and Pershing Square VI Master, L.P. may be deemed “participants” under SEC rules in the Solicitation. William A. Ackman, Pershing Square and PS Management may be deemed to beneficially own the equity securities of the Company described in Pershing Square’s statement on Schedule 13D initially filed with the SEC on August 7, 2017 (the “Schedule 13D”), as it may be amended from time to time. Except as described in the Schedule 13D, none of the individuals listed above has a direct or indirect interest, by security holdings or otherwise, in the Company or the matters to be acted upon, if any, in connection with the Annual Meeting. Neither the press release or related email notification is an offer to purchase nor a solicitation of an offer to sell any securities of any investment funds managed by Pershing Square, or the Company, or of any other person. While certain funds managed by Pershing Square have invested in the common stock of, and/or derivatives referencing, the Company, Pershing Square is not an affiliate of the Company and is not authorized to disseminate any information for or on behalf of the Company. Copyright © 201 7ADP Ascending, All rights reserved. Want to change how you receive these emails? You can update your preferences or unsubsubcribe from this list.

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

Pershing Square Capital Management, L.P. (“Pershing Square”) and certain of its affiliated funds have filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement and accompanying GOLD proxy card to be used to solicit proxies in connection with the upcoming annual meeting of stockholders (the “Annual Meeting”) of Automatic Data Processing, Inc. (the “Company”) and the election of a slate of director nominees at the Annual Meeting (the “Solicitation”). Stockholders are advised to read the proxy statement and any other documents related to the Solicitation because they contain important information, including information relating to the participants in the Solicitation. These materials and other materials filed by Pershing Square with the SEC in connection with the Solicitation are available at no charge on the SEC’s website at http://www.sec.gov. The definitive proxy statement and other relevant documents filed by Pershing Square with the SEC are also available, without charge, by directing a request to Pershing Square’s proxy solicitor, D.F. King & Co., Inc., 48 Wall Street, 22nd Floor, New York, New York 10005 (Call Collect: (212) 269-5550; Call Toll Free: (866) 342-1635) or email: ADP@dfking.com.

William A. Ackman, Veronica M. Hagen, V. Paul Unruh, Pershing Square, PS Management GP, LLC (“PS Management”), Pershing Square, L.P., Pershing Square II, L.P., Pershing Square International, Ltd., Pershing Square Holdings, Ltd. and Pershing Square VI Master, L.P. may be deemed “participants” under SEC rules in the Solicitation. William A. Ackman, Pershing Square and PS Management may be deemed to beneficially own the equity securities of the Company described in Pershing Square’s statement on Schedule 13D initially filed with the SEC on August 7, 2017 (the “Schedule 13D”), as it may be amended from time to time. Except as described in the Schedule 13D or the definitive proxy statement, none of the individuals listed above has a direct or indirect interest, by security holdings or otherwise, in the Company or the matters to be acted upon, if any, in connection with the Annual Meeting.